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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      September 6, 2002 (September 5, 2002)
                      -------------------------------------


                             GREIF BROS. CORPORATION
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             (Exact name of registrant as specified in its charter)

                   Delaware                                   31-4388903
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      (State or other jurisdiction of                      (I.R.S. Employer
       incorporation or organization)                      Identification No.)

         425 Winter Road, Delaware, Ohio                          43015
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    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (740) 549-6000
                                                           --------------

                                 Not Applicable
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          Former name or former address, if changed since last report.



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Item 7.   Financial Statements and Exhibits.

          (a)  None required.

          (b)  None required.

          (c)  Exhibits:

               Exhibit No.   Description

               99.1 Statement Under Oath of Principal Executive Officer of Greif Bros. Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings

               99.2 Statement Under Oath of Principal Financial Officer of Greif Bros. Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings



Item 9.   Regulation FD Disclosure.


          On September 5, 2002, each of the Principal Executive Officer, Michael
J. Gasser, and the Principal Financial Officer, Donald S. Huml, of Greif Bros. Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

          A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREIF BROS. CORPORATION


Date: September 6, 2002               By: /s/ Gary R. Martz
      -----------------                   --------------------------------------

                                          Gary R. Martz
                                          Senior Vice President, General Counsel
                                          and Secretary

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                                INDEX TO EXHIBITS

Exhibit Number           Description

99.1 Statement Under Oath of Principal Executive Officer of Greif Bros. Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer of Greif Bros. Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings